American Century ETF Trust
Statement of Additional Information (SAI) Supplement
American Century® California Municipal Bond ETF
American Century® Diversified Municipal Bond ETF
American Century® Multisector Floating Income ETF
American Century® Quality Diversified International ETF

Supplement dated August 1, 2026 ■ SAI dated May 21, 2026

The following replaces the entries for American Century California Municipal Bond ETF, American Century Diversified Municipal Bond ETF, American Century Multisector Floating Income ETF and American Century Quality Diversified International ETF in the first table in the Investment Advisor section on page 49 of the SAI:

Fund	Management Fee Rate Before Waiver
American Century California Municipal Bond ETF	0.25%
American Century Diversified Municipal Bond ETF	0.25%
American Century Multisector Floating Income ETF	0.19%
American Century Quality Diversified International ETF	0.33%

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